PERINI CORPORATION
                                COMMERCIAL LEASE
                                       for

                                TABLE OF CONTENTS

                                                                         ARTICLE
ARTICLE                                                                   NUMBER
-------                                                                  -------

Summary of Terms                                                            1
Lease Term                                                                  2
Rent                                                                        3
Security Deposit                                                            4
Use of Premises                                                             5
Operating Expense                                                           6
Real Estate Tax                                                             7
Late Payment                                                                8
Utilities                                                                   9
Compliance with Laws                                                        10
Fire Insurance                                                              11
Maintenance of Premises                                                     12
Alterations                                                                 13
Assignment or Subleasing                                                    14
Subordination                                                               15
Estoppel Certificates                                                       16
Lessors Access                                                              17
Snow Removal                                                                18
Access and Parking                                                          19
Lessee's Liability Insurance                                                20
Waiver of Subrogation                                                       21
Fire, Casualty, Eminent Domain                                              22
Interruptions                                                               23
Brokerage                                                                   24
Signs                                                                       25
Default, Bankruptcy and Acceleration of Rent                                26
No Accord and Satisfaction                                                  27
Notices                                                                     28
Occupancy                                                                   29
Fire Prevention                                                             30
Outside Area                                                                31
Environment                                                                 32
Responsibility                                                              33
Surrender                                                                   34
Legal                                                                       35
General                                                                     36
Waivers, Etc                                                                37
Additional Provisions                                                       38



This lease consists of nineteen (19) pages including the Table of Contents.


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


                               PERINI CORPORATION

                                COMMERCIAL LEASE

     In consideration of the covenants herein contained, Perini Corporation, a Massachusetts corporation with a usual place of business at 73 Mount Wayte Avenue, P0 Box 9160, Framingham, Massachusetts 01701-9160, hereinafter called LESSOR, which expression shall include successors and assigns where the context so admits, does hereby lease to:

     Maker Communications, Inc.
     486 Totten Pond Road
     Waltham, MA 02154


hereinafter called LESSEE, which expression shall include successors, executors, administrators, and assigns where the context so admits, and LESSEE hereby leases from LESSOR the premises hereinafter described, to have and to hold and to quietly enjoy from the Lease Commencement Date until the Lease Termination Date (the Lease Term) as hereinafter specified, subject to the terms and conditions hereinafter set forth:

     1.   SUMMARY OF TERMS.

     Description of the Leased Premises: The premises located at 73 Mt. Wayte Avenue, Framingham, Massachusetts 01701, As shown on plan (Lease Exhibit A) attached hereto and made a part hereof (hereinafter the "Leased Premises"). The Leased Premises contain approximately ten thousand eight hundred eighty-seven (10,887) rentable square feet (hereinafter the `Total Floor Area of the Leased Premises").

     Parking Spaces: 40

     Permitted Uses: Normal office use and research and development uses for software

     Lease  Term:  Three years  commencing  on the Lease  Commencement  Date and
     expiring  three  years  thereafter   ("Initial  Term')  together  with  the
     extension options as set forth in Section 38(b).

     Lease Commencement Date: July 1, 1997

     Lease Termination Date: June 30, 2000 unless sooner terminated as herein provided.

     Annual Fixed Rent for the Lease Term: $185,079 per annum ($15,423.25/month) for each Lease Year during the Initial Lease Term which includes Tenant's electricity charge for the Leased Premises.

     As used in this Lease, Lease Year shall mean a period of twelve (12) calendar months, with the first Lease Year to commence upon the Lease Commencement Date and end upon the anniversary thereof, and with successive Lease Years continuing for twelve (12) month intervals thereafter until the Lease Termination Date.

     LESSEE's  Share of Base  Operating  Expenses  Included in Annual Fixed Rent
     Those



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


     incurred during calendar year ending December 31, 1996, or $3.25 per square foot, whichever is higher.

     LESSEE's Share of Real Estate Tax Expenses Included in Annual Fixed Rent per rentable square foot of the Leased Premises.

     LESSEE's Proportionate Share of Operating Expenses: 10.5% Percent

     LESSEE's Proportionate Share of Real Estate Tax Expenses: 10.5% Percent

     Total Rentable Floor Area of the Building: approximately 103,455 rentable square feet, including fifteen (15) percent common area factor.

          Security Deposit: $92,539.50 - see Section 4


     2. LEASE TERM. The Lease Term shall commence on the Lease Commencement Date, unless such date is advanced or extended as herein provided, and continue until the Lease Termination Date.

     3. RENT. LESSEE shall pay to LESSOR, without any offset or deduction whatever except as made in accordance with the provisions of this Lease, the Annual Fixed Rent as specified in Article 1 above in monthly installments at the rate of $15,423.25 during the Initial Term and the greater of $15,423.25 per month or fair market value during the extension term described in Section 39(b), payable in advance on the first day of each calendar month, the first monthly payment to be made on the Commencement Date, including payment in advance of appropriate fractions of a monthly payment for any portion of a month at the commencement of said Lease Term. All payments are to be made to Perini Corporation, 73 Mount Wayte Avenue, Framingham, Massachusetts 01701, or at such other place as LESSOR shall from time to time in writing designate.

     4. SECURITY DEPOSIT. LESSEE shall pay to LESSOR a security deposit in the amount of $92,539.50 upon the execution of this Lease, which amount shall be held as security by LESSOR (and may be commingled with other fund of LESSOR) for LESSEE's performance as herein provided and refunded to LESSEE with interest at the prevailing money market rate at the end of this Lease subject to LESSEE'S satisfactory compliance with the conditions hereof. The security deposit shall not be mortgaged, assigned, transferred or encumbered by LESSEE without the written consent of LESSOR. In the event of any default or breach of this Lease by LESSEE, LESSOR shall immediately apply the security deposit first to any unamortized improvements completed for LESSEE's occupancy, then to offset any outstanding invoice or other payment due to LESSOR, with the balance applied to outstanding rent, and LESSEE shall forthwith upon demand restore said security to the original sum deposited. LESSEE's failure to remit the full security deposit when due shall constitute a default of this Lease.

     Notwithstanding the foregoing, LESSEE may request that LESSOR reimburse to LESSEE $46,269.75 of the security deposit if and when LESSEE's net worth, calculated in accordance with generally accepted accounting principles, equals or exceeds $5,500,000. Any such request shall be accompanied by appropriate financial statements and a certificate of LESSEE's chief financial officer to the effect that LESSEE's net worth has increased as aforesaid. In the event at the time of such request LESSEE is not in default under this Lease, LESSOR shall release to LESSEE $46,269.75.

     Following any release of monies as aforesaid, LESSEE shall submit to LESSOR quarterly financial statements on a continuing basis certified by LESSEE's chief financial officer showing LESSEE's net worth. In the event LESSEE'S net worth at any time falls below $5,500,000, LESSEE shall thereupon become obligated, without notice from LESSOR, to forthwith increase the security deposit to $92,539.50.

     5. USE OF PREMISES. LESSEE shall use the Leased Premises only for the purpose specified in Article 1 and for no other purpose.

     6. OPERATING EXPENSES. If, with respect to any Lease Year or fraction thereof, LESSOR'S 0perating Expenses Allocable to the Leased Premises, as hereinafter defined, shall for such Lease Year of fraction thereof exceed the product of (a) LESSEE's Share of Operating Expenses Included in Annual Fixed Rent multiplied by (b) the Total Rentable Floor Area of the Leased Premises, then on or before the thirtieth day following receipt by LESSEE of written notice from LESSOR as provided below, LESSEE shall pay to LESSOR, as Additional Rent, the amount of such excess.

     For any Lease Year or fraction thereof for which LESSEE shall owe Operating Expenses as herein provided, LESSOR shall deliver to LESSEE a statement in reasonable detail showing for said Lease Year or fraction thereof, as the case may be, LESSOR's operating expenses for the Property ("Operating Expenses'), excluding costs of special services rendered to lessees (including LESSEE) for which a separate charge is otherwise made, but including, without limitation: premiums for insurance for fire and extended casualty, general and excess liability, rent insurance, and any necessary endorsements pertaining to these policies or, if there be any mortgage (5) of the lot or improvements, or both, insurance as may be required by the holder of the mortgage(s); compensation and all fringe benefits, workmen's compensation insurance premiums and payroll taxes paid by LESSOR to, for, or with respect to all persons engaged in the operating, maintaining, or cleaning of the Property in proportion to the percentage of such employee's time spent with respect to such property, as evidenced by time cards or other record keeping mechanisms; steam, water, sewer, gas, telephones, and other utility charges, and electricity charges attributable to the common areas; cost of providing conditioned water for HVAC services attributable to the common areas; cost of building and cleaning supplies and equipment; rental costs for equipment used in the operating, cleaning, maintaining, or repairing of the property; cost of maintenance, cleaning, repairs, including those with respect to elevators, (other than repairs and other expenditures not properly chargeable against income or for which LESSOR has received reimbursement from contractors under guaranties or insurance proceeds under insurance). LESSOR's reasonable accounting and legal costs applicable to the operation and management of the Property; management costs incurred in respect of the Property; cost of snow and trash removal and care of landscaping; payments under service contracts with contractors including security services and janitorial services attributable to the common areas; costs of any road or parking lot maintenance allocable to the Property; the cost of any capital improvement made for the purpose of reducing operating expenses which costs shall be amortized over such reasonable period as the LESSOR shall reasonably determine equals the useful life of such capital improvement together with interest on the unamortized balance at the base lending rate charged by a major commercial bank designated by the LESSOR on funds said bank ordinarily loans for the purpose of constructing, installing or making similar, and all other reasonable and necessary expenses paid in connection with the operation, cleaning, maintenance and repair of the Property.

     The following shall be excluded from Operating Expenses: any costs or expenses incurred by LESSOR in construction and development of the Building; payment of principal, interest and other changes on mortgages and ground rent; salaries of executives and principals of LESSOR (except as may be attributable to actual building operations), expenses for repairs, replacement or other work necessitated by insured fire or other casualty (including the action of any public authority in consequence thereof) or by any taking by eminent domain; the cost of correcting defects, except that conditions (not occasioned by construction defects) resulting from ordinary wear and tear shall not be deemed defects for this purpose; depreciation or amortization; costs relating to lessees' alterations; principal and interest on LESSOR's indebtedness; costs for which LESSOR, by the terms of this Lease or any other lease for space within the Property makes a separate charge; charges for utilities exclusively serving other Lessees or LESSOR; and all other items, or portions thereof, which under generally accepted accounting principles as generally applied in the real estate industry for similar properties are not properly classified as Operating
Expenses for the Property or are properly classified as capital expenditures. Cost of all LESSOR's services provided by LESSOR or its affiliates shall not exceed the commercially comparable rates for such services to similar first class buildings in the city where the building is located.

     LESSOR reserves the right at any time during a Lease Year to bill LESSEE in equal monthly payments, on account, but as Additional Rent due with the next succeeding month's payment of Annual Fixed Rent, for the amount of increases in Operating Expenses in the event the LESSOR's Operating Expenses Allocable to the Leased Premises (as hereinafter defined) exceed the product of (a) LESSEE's Proportionate Share of Operating Expenses Included in Annual Fixed Rent and (b) the Total Rentable Floor Area of the Leased Premises.

     LESSOR's Operating Expenses Allocable to the Leased Premises shall exclude any expenses otherwise separately billed to LESSEE, and shall be the sum of the following:

     (a) in the case of certain of the Operating Expenses attributable to the entire Property but not to any specific lessees, said Operating Expenses multiplied by LESSEE's Proportionate Share of Operating Expenses as set forth in Article 1 above;

     (b) in the case of certain Operating Expenses attributable not to the entire Property but to certain specific lessees including LESSEE, said Operating Expenses multiplied by the fraction the numberator of which is the Total Rentable Floor Area of the Leased Premises, and the denominator of which is the total rentable floor area of all leased premises within the Property, including the Leased Premises, to which such Operating Expenses are attributable;

     (c)  any Operating Expenses attributable specifically to LESSEE.

     Operating Expenses, if any, attributable to LESSEE's use of the Property during other than normal business hours (8:00 a.m. until 6:00 p.m., Monday through Friday, and 8:00 a.m. until 12: noon Saturdays, locally observed state and federal holidays excepted) may at LESSOR's option be billed separately and directly to LESSEE as Additional Rent except the LESSOR agrees that there shall be no additional costs assessed to LESSEE for building or HVAC for the Leased Premises and common areas outside of such regular business hours long as LESSEE operates its use at customary levels. The HVAC will be functional 7 days a week, 24 hours a day, but will be reduced by not more than 10 degrees, plus or minus, outside normal business hours which are 8:00 am to 6:00 pm Monday through Friday.

     LESSOR shall have the right from time to time to change the period of accounting for Operating Expenses to any period other than a Lease Year, and upon any such change, all expense items referred to in this Article shall be appropriately reapportioned. In all statements rendered to LESSEE under this Section amounts for periods partially within and partially without the accounting periods shall be appropriately apportioned. Any cost which is not determinable at the time of a statement may at LESSOR's discretion be included therein on the basis of LESSOR's estimate, and LESSOR shall render to LESSEE after determination of such cost if different from LESSOR's estimate, a supplemental statement and appropriate adjustment shall be made according thereto.

     7. REAL ESTATE TAX. If, in any Tax Year (as herein defined) or the portion of a Tax Year which begins with LESSEE'S first occupancy of the Leased Premises and ends on June 30, LESSOR's Real Estate Tax Expenses per square foot of rentable floor area of the Building exceed LESSEE's share of Real Estate Tax Expenses Included in Annual Fixed Rent as specified in Article 1 herein, then, on or before the thirtieth day following receipt by LESSEE of written notice from LESSOR that such increased taxes are payable, LESSEE shall pay to LESSOR, as Additional Rent, the difference between (a) LESSOR's Real Estate Tax Expenses Allocable to the Leased Premises, as hereinafter defined, less (b) the product of (i) LESSEE's Share of Real Estate Tax Expenses Included in Annual Fixed Rent and (ii) the Total Rentable Floor Area of the Leased Premises. LESSOR shall promptly pay to LESSEE. LESSEE's proportionate share of any refund or abatement of Real Estate Tax Expenses received by LESSOR.

     LESSOR's Real Estate Tax Expense Allocable to the Leased Premises shall be determined by multiplying LESSOR'S Real Estate Tax Expenses, as hereinafter defined, for the Property times LESSEE's Proportionate Share of Real Estate Tax Expenses as set forth in Article 1 herein. "Tax Year" shall mean the twelve-month period beginning July 1 each year, or if the appropriate governmental tax fiscal period shall begin on any date other than July 1, such other date.

     As used in this Lease the term Real Estate Tax Expenses shall mean all taxes and special assessments of every kind and nature assessed by any governmental authority on the Property and which the LESSOR shall become obligated to pay because of or in connection with the ownership, leasing and operation of the Property, and reasonable expenses of any proceedings for abatement of taxes and assessments including appeals thereof, subject to the following: (a) the amount of special taxes or special assessments to be included shall be limited to the amount of the installment (plus any interest, other than penalty interest, payable thereon) of such special tax or special assessment (which shall be payable over the longest period permitted by law) required to be paid during the Tax Year in respect of which such taxes are being determined;
(b) there shall be excluded from such taxes all income, estate, succession, inheritance and transfer taxes; provided, however, that if at any time during the Lease Term the present system of ad valorem taxation of real property shall be changed so that in lieu of the whole or any part of the ad valorem tax on real property, there shall be assessed on LESSOR a capital levy or other tax on the rents received with respect to the Property, or a Federal, State, County, Municipal, or other local income, franchise, excise or similar tax, assessment, levy or charge (distinct from any now in effect in the jurisdiction in which the Property is located) measured by or based, in whole or in part, upon any such gross rents, then any and all of such taxes, assessments, levies or charges, to the extent so measured or based, shall be deemed to be included within the term "Real Estate Tax Expenses". A payment shall be deemed to be in lieu of the ad valorem tax on real property only if by reason thereof and to the extent that LESSOR is relieved of the payment of such tax or any increase thereof

     8. LATE PAYMENT. LESSEE shall pay interest (which shall be considered additional rent) at an annual rate which shall be the lesser of eighteen (18) percent or the maximum rate allowed by law, from the date due, for any installment of Annual Fixed Rent which is not received by LESSOR within 10 days of due date.

     9. UTILITIES. LESSOR shall provide equipment as presently existing and installed to heat and cool the Leased Premises in season at temperatures customarily maintained in similar buildings used for general office space, without consideration of any special furniture, equipment or uses installed or operated by LESSEE. Electricity will be furnished by LESSOR for building and

Leased Premises electricity and for use in common area lighting and other normal common area purposes. No plumbing, construction or electrical work of any type shall be done without LESSOR's prior written approval which shall not be unreasonably withheld and the appropriate State, Municipal and other permits and inspectors' approval. Water and sewer (or septic) for domestic type sanitary purposes shall be supplied by LESSOR to the common area lavatories and Leased Premises. The HVAC will be functional 7 days a week, 24 hours a day, but will be reduced by not more than 10 degrees, plus or minus, outside normal business hours which are 8:00 am to 6:00 pm Monday through Friday.

     10. COMPLIANCE WITH LAWS. LESSEE acknowledges that no trade, occupation, or activity shall be conducted in the Leased Premises or use made thereof which will be unlawful, improper, noisy or offensive, or contrary to any statute, regulation, or ordinance in force in the city or town which the Leased Premises are situated. LESSEE shall keep all employees working in the Leased Premises covered with Workers Compensation Insurance in accordance with law. LESSEE shall be responsible for causing any work conducted in the Leased Premises to be in full compliance with the Occupational Safety and Health Act of 1970 and any amendments thereof.

     11. FIRE INSURANCE. LESSEE shall not permit any use of the Leased Premises which will adversely affect, increase the premium of or make voidable, any insurance on the Property or on any building or portion of the Property or the contents thereof or which shall be contrary to any law or regulation form time to time established by the Insurance Services Office (or successor), local Fire Department, or any similar body. LESSEE shall on demand reimburse LESSOR, and all other tenants, all extra insurance premiums caused by LESSEE's use of the premises.

     12. MAINTENANCE OF PREMISES. LESSOR shall be responsible for all structural maintenance of the Leased Premises and other portions of the Property as necessary to maintain tenantable conditions, and for the normal maintenance within and upon said areas of all heating and cooling equipment, doors, locks, plumbing, electrical wiring, landscaping, snow removal, fluorescent light bulbs used in lighting provided by LESSOR, window glass, and janitorial services including regular cleaning of the Leased Premises. LESSOR shall not be responsible for any maintenance of equipment or alterations provided by or installed by LESSEE, nor shall LESSOR be responsible for any damage caused by the careless, malicious, willful, or negligent acts of LESSEE or its servants, agents, customers, contractors, employees, invitees, visitors or licensees. LESSEE agrees to maintain at its expense all aspects of the Leased Premises in the same condition as they are at the commencement of the Lease Term or as they may be put in during the Lease Term, normal wear and tear and damage by fire or other casualty only excepted. LESSEE will properly control or vent all solvents, degreasers, etc. and shall not cause the area surrounding the Leased Premises to be in anything other than a neat and clean condition, depositing all waste in appropriate receptacles. LESSEE shall be solely responsible for any damage to plumbing equipment sanitary lines, or any other portion of the Property which results from the improper discharge or improper use of any material or substance by LESSEE. LESSEE shall not permit the Leased Premises to be overloaded, damaged, stripped or defaced, nor suffer any waste, and will not keep animals within the Leased Premises. Any increase in air conditioning equipment or electrical capacity, or mechanical maintenance or operating expense which is necessitated by some specific aspect of LESSEE's use of the premises shall be at LESSEE's expense. All maintenance provided by LESSOR shall be during LESSOR's normal weekday business hours. LESSOR agrees to use good faith efforts not to interfere with LESSEE's business activities while performing its maintenance responsibilities.

     13. ALTERATIONS. Except as set forth in Exhibit A, LESSEE shall not make structural alterations or additions of any kind to the Leased Premises, but may make nonstructural alterations provided LESSOR consents thereto in advance in writing, which consent shall not be unreasonably withheld provided said alterations are consistent in appearance and quality with the rest of the Building and Property. However, LESSOR shall not be obligated to approve any such alterations which would subject LESSOR to additional expense to readapt or prepare the Leased Premises for re-leasing upon the termination of this Lease or which would increase the Operating Expenses or Real Estate Tax Expenses of the Property. All such allowed alterations shall be at LESSEE's sole risk and expense, shall conform with LESSOR's construction specifications, shall be performed in good and workmanlike manner, and shall comply with all applicable codes and regulations. If LESSOR performs any services for LESSEE in connection with such alterations or otherwise, any just invoice will be considered additional rent and will be promptly paid. LESSEE shall not permit any mechanics'  liens,  or similar  liens,  to remain  upon the Leased  Premises  in connection with work of any character performed at the direction of LESSEE and shall cause any such lien to be released or removed without cost to LESSOR within ten (10) days of written request by LESSOR. Any alterations or improvements shall become part of the real estate and the property of LESSOR. LESSEE shall remove any alteration or addition made by it and restore the Leased Premises and other affected area(s), if any, to the same condition as they were in on the Lease Commencement Date upon the expiration or termination of this Lease if LESSOR so directs, unless prior written approval for the alterations was granted by LESSOR. Any alterations completed by LESSOR shall be `building standard" unless noted otherwise. LESSOR shall have the right at any time to change the arrangement and layout of parking areas, stairs, walkways, common areas and other areas of the Property not contained within the Leased Premises, to install, repair, replace, remove, use, maintain and relocate for service to the Leased Premises and to other parts of the Property, pipes, ducts, conduits, wires and appurtenant fixtures wherever located inside or outside of the Building and the Property, to change the boundaries of the lot upon which the Building is located, to construct additions to existing buildings on the Property, and to construct additional buildings and improvements on the
Property, LESSOR hereby agreeing that any such alterations shall not unreasonably reduce LESSEE's access to the Leased Premises or unreasonably inconvenience the operation of LESSEE's business on the Leased Premises or LESSEE's employees or invitees.

     14. ASSIGNMENT OR SUBLEASING. LESSEE shall not assign, mortgage, pledge, hypothecate or otherwise transfer this Lease or sublet (which term, without limitation, shall include granting of concessions, licenses, and the like) or allow any other firm or individual to occupy the whole or any part of the Leased Premises without the prior written consent of LESSOR, which consent shall not be unreasonably withheld, or suffer or permit this Lease or the leasehold estate hereby created or any other rights arising under this Lease to be assigned, transferred, or encumbered, in whole or in part, whether voluntarily, involuntarily, or by operation of law without the prior written consent of LESSOR, which consent shall not be unreasonably withheld. In the event of any intent to assign this Lease or sublet any portion or all of the Leased Premises, LESSEE shall notify LESSOR in writing of LESSEE's intent and the proposed effective date of such subletting or assignment, and shall request in such notification that LESSOR consent thereto, provided that LESSOR may terminate this LEASE in the case of a proposed assignment, or suspend this Lease for the period and with respect to the space involved in the case of a proposed subletting, by giving written notice of termination or suspension to LESSEE, with such termination or suspension to be effective as of the effective date of such assignment or subletting. LESSEE will reimburse LESSOR, as additional rent, for reasonable legal and other expenses incurred by LESSOR in connection with any request by LESSEE for consent to assignment or subletting. In the event that the fixed rental to be paid by any sublessee, assignee or transferee of LESSEE shall exceed the Annual Fixed Rent as set forth in Article 3 herein payable by LESSEE to LESSOR, or in the event that any sublessee, assignee or transferee shall pay to LESSEE a sum of money in consideration for such sublease, assignment or transfer, then LESSEE shall pay to LESSOR, as additional rent, a sum equal to fifty (50) percent of the amount by which the fixed rent payable by such sublessee, assignee or transferee exceeds the Annual Fixed Rent payable under Article 3 herein or an amount equal to such sum of money. No assignment or subletting and no consent of LESSOR thereto shall affect the continuing primary liability of LESSEE (which, following assignment, shall be joint and several with the assignee) for the payment of all rent and for the full performance of the covenants and conditions of this Lease. No consent to any of the foregoing in a specific instance shall operate as a waiver in any subsequent instance, and no assignment shall be binding upon LESSOR or any of LESSOR's mortgagees, unless LESSEE shall deliver to LESSOR an instrument in recordable form which contains a covenant of assumption by the assignee running to LESSOR and all persons claiming by, through or under LESSOR, but the failure or refusal of the assignee to execute such instrument of assumption shall not release or discharge assignee from its liability as a lessee for the payment of all rent and for the full performance of the covenants and conditions of this Lease, nor shall execution of such instrument of assumption affect the continuing primary liability of LESSEE for the payment of all rent and for the full performance of the covenants and conditions of this Lease. Notwithstanding anything contained herein to the contrary, LESSEE may assign this Lease or sublet the premises to any Parent, affiliate or subsidiary company of LESSEE without the need to obtain LESSOR'S consent so long as LESSEE remains primarily liable on the Lease and so long as LESSEE provides LESSOR fifteen (15) days written notice prior to such assignment or subletting. Affiliate shall include any entity which directly or indirectly controls LESSEE or is a successor to LESSEE by name, merger, consolidation or other operation of law or any entity to whom all or substantially all of the assets of LESSEE are conveyed.

     15. SUBORDINATION. LESSEE agrees at the request of LESSOR to subordinate this Lease to any first mortgage or other security interest hereafter created covering the Leased Premises or any portion of the Leased Premises and to any renewal, modification, replacement or extension or any existing first mortgage, or any mortgage or security interest hereinafter created and to any and all advances made or to be made thereunder or to any ground Lease of the Property or the Building, provided that the mortgagee or holder of such security interest or ground Lessor agrees, for itself and its successors and assigns in writing with the LESSEE that so long as LESSEE shall not be in default under this Lease, the mortgagee or other holder of such security interest or ground LESSOR and its successors and assigns will not disturb the peaceful quiet enjoyment of the Leased Premises by the LESSEE. LESSEE also agrees that if this Lease is so subordinated, no entry under any mortgage or sale for the purpose of foreclosing the same or entry for termination of any ground Lease shall be regarded as an eviction of LESSEE, constructive or otherwise, or give LESSEE any right to terminate this Lease, whether it attorns or becomes LESSEE of the mortgagee or new owner, and such mortgage, or security interest to which this Lease shall become subordinated may contain such other terms, provisions and conditions as are usual and customary. LESSEE agrees that it will, within ten (10) days of receipt of written request of the LESSOR, execute and deliver any and all instruments necessary or desirable to give effect to or notice of such subordination in such forms as may be required by such mortgagee or other holder of such security interest or ground Lessor, and LESSOR shall deliver a Non-Disturbance Agreement executed by such mortgagee or other holder of such security interest or ground lessor to LESSEE within 30 days thereafter.

     16. ESTOPPEL CERTIFICATES. Upon ten (10) days prior written request by LESSOR or LESSEE, the other party agrees to execute and deliver an estoppel certificate certifying that this Lease is unmodified and in full force and effect (or, if there have been any modifications that this Lease is in full force and effect as modified and stating the modifications) and the dates to which the Annual Fixed Rent, additional rent and other charges have been paid through and any other information reasonably requested. Any such statement delivered pursuant to this Article may be relied upon by any prospective purchaser, mortgagee or lending source.

     17. LESSOR'S ACCESS. LESSOR or agents of LESSOR may upon at least 24 hours advance notice at reasonable times enter to view the Leased Premises and may, after providing notice to LESSEE, remove at LESSEE's expense any signs, alterations or additions not approved and constructed or installed as herein provided, may make such repairs and alterations as LESSOR may deem necessary to avert an emergency, may make any repairs which LESSEE is required but has failed to do, and may show the leased premises to others. LESSOR agrees to use its good faith efforts to avoid interfering with LESSEE's use of the Leased Premises in carrying out the activities permitted by this Paragraph 17.

     18. SNOW REMOVAL. The plowing of snow from all common roadways: accessways and unobstructed parking and loading areas, and the clearing of snow from common walkways sufficient to provide access to the Building, shall be performed by LESSOR or its agents.

     19. ACCESS AND PARKING. LESSEE shall have the non-exclusive right, without additional charge, to use the number of parking spaces specified in Article 1, said spaces to be located within the parking area provided for the Leased
Premises in common with others entitled to the use thereof. LESSEE may not sublease any parking space so allocated. Neither LESSOR or LESSEE will obstruct in any manner any portion of the Building or the Property, including the parking area, walkways or approaches to said Building or Property, so as to unreasonably interfere with either party's access to the Building or to the Leased Premises and LESSEE will conform to all reasonable rules now or hereafter made by LESSOR for parking, and for the care, use, or alteration of the Property, its facilities and approaches. LESSOR shall have the right to impose reasonable controls on the operation of the parking area, including but not limited to the installation of access gates. The issuance of identifying cards and/or stickers to those employees, guests and invitees of LESSEE who will be using the parking area, and the designation of certain portion(s) of the parking area as reserved for such purpose(s) as LESSOR in its sole judgement may determine, provided that such designation shall not reduce the number of spaces allocated to LESSEE and shall not materially interfere with LESSEE's use of the Leased Premises.

     LESSEE further warrants that LESSEE will not permit any employee, visitor or invitee to violate this or any other covenant or obligation of LESSEE. No vehicle shall be stored or left in any parking area for more than seven (7) consecutive nights without LESSOR's written approval. From December 1 through March 30 annually, however, all unattended parking will be prohibited between 12:00 AM and 5:00 AM except in those areas which may at LESSOR's discretion be specifically designated for assigned overnight parking as shown on Exhibit B, with a minimum of ten (10) spaces. Unregistered or disabled vehicles, or storage trailers of any type, may not be parked overnight at any time. LESSEE agrees to assume all expense and risk for towing of any misparked vehicle belonging to LESSEE or LESSEE's agents, employees, business invites, or callers, at any time. LESSEE shall have access to the termination points for telephone wiring and data wiring on a 24 hours basis. LESSEE shall have the right to use, in common with LESSOR and any other tenants, facilities for deliveries and handicapped access during normal business hours which are 8:00 am to 6:00 pm Monday through Friday.

     20. LESSEE'S LIABILITY INSURANCE. LESSEE will secure and carry at its own expense a comprehensive general liability policy insuring LESSEE and LESSOR against any claims based on bodily injury (including death) or property damage arising out of the condition of the Leased Premises or their use by LESSEE, such policy to insure LESSEE and LESSOR against any claim up to One Million Dollars ($1,000,000) per occurrence for injury or death to one person, Three Million Dollars ($3,000,000) for injury or death to more than one person in the same accident, and One Million Dollars ($1,000,000) for damage to property. Such limits shall be subject to increase from time to time during the Lease Term. The amount of such insurance shall not limit LESSEE's liability nor relieve LESSEE of any obligation hereunder.

     Upon the commencement of the Lease Term LESSEE will promptly file with LESSOR certificates reasonably satisfactory to LESSOR showing that such insurance is in force, accompanied by evidence of the payment of the premium for the policy, and thereafter will file renewal certificates at least thirty (30) days prior to the expiration of any such policies. All such insurance certificates shall provide that such policies shall not be cancelled nor materially changed without at least ten (10) days prior written notice to each assured named therein. LESSEE may, at LESSEE's cost maintain such other liability insurance as LESSEE may deem necessary to protect it.

     LESSEE shall assume exclusive control of the Leased Premises, and all tort liabilities incident to the control or ownership thereof and agrees to indemnify and hold the LESSOR free and harmless from any and all liability, penalties, losses, damages, costs and expenses, causes of action, claims or judgements or encumbrances created or suffered by the LESSEE, and from any and all liability, penalties, losses, damages, costs and expenses, causes of action, claims, or judgements arising from injury to persons or property of any nature on the Leased Premises or the Property, occasioned by any acts or omissions of the LESSEE or of its employees, agents, invitees, visitors, callers, servants, subtenants, or independent contractors, and arising out of the use or occupation of said Leased Premises by LESSEE from any neglect or misuse on the Leased Premises or by any reason of nuisance made or suffered on the Leased Premises by LESSEE excluding in all cases, loss or damage due to LESSOR's acts or omissions and also against all legal costs and charges, including counsel fees, reasonably incurred in and about such matters and the defense of any action arising out of the same, or in discharging the Leased Premises or any part thereof from any and all liens that may be placed thereon from charges incurred by LESSEE, except as caused by LESSORS negligence. If LESSOR intervenes in or becomes a party to any such action or actions growing out of this Lease to protect its rights, then the LESSEE shall pay LESSOR's reasonable attorneys' fees in such action or actions. LESSOR agrees to carry, at its own expense, liability insurance covering injuries or damage to persons or property arising out of LESSOR's negligence on or about the Building or Property.

     21. WAIVER OF SUBROGATION. Any casualty and liability insurance carried by LESSEE or LESSOR with respect to the Leased Premises, the Property, or occurrences thereon shall include a clause or endorsement denying to the insurer rights of subrogation against the other party to the extent rights have been waived by the insured prior to the occurrence of injury or loss. Each party, notwithstanding any provisions of this Lease to the contrary, hereby waives any rights of recovery against the other for injury or loss due to hazards covered by such insurance containing such antisubrogation clause or endorsement to the extent of the indemnification received thereunder.

     22. FIRE, CASUALTY, EMINENT DOMAIN. Should a substantial portion of the Leased Premises be substantially damaged by fire or other casualty, or if substantial damage as a result of fire or casualty to the Building or Property or taking by eminent domain, shall deprive LESSEE of access or use of the Leased Premises, this Lease shall terminate at LESSEE's election by written notice given to LESSOR within sixty (60) days after occurrence of the event giving rise to the election to terminate which notice shall specify the effective date of termination. Should a substantial portion of the Leased Premises, or of the Property, be substantially damaged by fire or other casualty, or by action of public or other authority in consequence thereof or be taken by eminent domain, or should LESSOR receive compensable damage by reason of anything lawfully done in pursuance of public or other authority, this Lease shall terminate at LESSOR's election, which may be made notwithstanding LESSOR's entire interest may have been divested, by written notice given to LESSEE within sixty (60) days after the occurrence of the event giving rise to the election to terminate, which notice shall specify the effective date of termination.

     The effective date of any termination by LESSOR or LESSEE under this Article shall be not less than fifteen (15) nor more than thirty (30) days after the date of such notice of termination. For the purpose of this Article, damage or taking shall be considered substantial if the time needed for LESSOR to perform repairs and/or construction necessary to put the Leased Premises or such remainder in proper condition for use and occupation is estimated by LESSOR to exceed two (2) months, or if more than thirty (30) percent of the non-wetlands land area of the Property, or if more than ten (10) percent of the Building, or if more than ten (10) percent of the Leased Premises are so taken. In case of any such damage or taking, LESSOR shall notify LESSEE within thirty (30) days after the occurrence thereof of LESSOR's estimate of the time needed to perform the repairs and/or construction necessary to put the Leased Premises or such remainder in proper condition for use and occupancy, or of the percentage of the non-wetlands land area, or of the Building, or of the Leased Premises taken.

     If in any such case the Leased Premises are rendered unfit for use and occupation and the Lease is not so terminated, LESSOR shall use due diligence to put the Leased Premises, or in case of taking what may remain thereof (excluding any items installed or paid for by Tenant, which Tenant may be required to remove), into proper condition for use and occupation and a just proportion of the Annual Fixed Rent and any additional rent according to the nature and extent of the injury shall be abated until the Leased Premises or such remainder shall have been put by LESSOR in such condition and in case of a taking which permanently reduces the area of the Leased Premises, a just proportion of the Annual Fixed Rent and additional rent shall be abated for the remainder of the Lease Term.

     LESSOR reserves to itself any and all rights to receive awards made for damages to the Leased Premises and the Property and the leasehold hereby created, or any one or more of them, accruing by reason of exercise of eminent domain or by reason of anything lawfully done in pursuance of public or other authority. LESSEE hereby releases and assigns to LESSOR all of LESSEE's rights to such awards, and covenants to deliver such further assignments and assurances thereof as LESSOR may from time to time request It is agreed and understood, however, that LESSOR does not reserve to itself and LESSEE does not assign to LESSOR, any damages payable for (i) movable trade fixtures installed by LESSEE or anybody claiming under LESSEE at its own expense or fixtures or items the removal of which is required or permitted by any agreement given pursuant the Lease, or (ii) relocation expenses recoverable by LESSEE from such authority in a separate action.

     23. INTERRUPTIONS. LESSOR shall not be liable to LESSEE for any compensation or reduction of rent by reason of inconvenience or annoyance or for loss of business arising from power and other utility losses, shortages or malfunctions, the necessity of LESSOR's entering the Leased Premises for any of the purposes in this Lease authorized, or for repairing the Leased Premises or any other portion of the Property however the necessity may occur unless due to LESSOR's gross negligence or malfeasancy. In case LESSOR is prevented or delayed from making any repairs, alterations or improvements, or furnishing any services or performing any other covenant or duty to be performed on LESSOR's part, by reason of any and all causes reasonably beyond LESSOR'S control, LESSOR shall not be liable to LESSEE therefor, nor shall the same give rise to a claim in LESSEE's favor that such failure constitutes actual or constructive, total or partial, eviction from the Leased Premises. LESSOR reserves the right to stop any service or utility system, when necessary by reason of accident or emergency, or until necessary repairs have been completed, provided, however, that in each instance of stoppage, LESSOR shall exercise reasonable diligence to eliminate the cause thereof

     24. BROKERAGE. LESSEE warrants and represents to LESSOR that LESSEE has dealt with no broker other than R.W. Holmes Realty Co., Inc. ("BROKER") with respect to this Lease and LESSEE agrees to indemnify LESSOR against any brokerage claims arising by virtue of this Lease, other than from the BROKER. LESSOR warrants and represents to LESSEE that LESSOR has employed no exclusive broker or agent in connection with the letting of the Leased Premises other than the BROKER, and agrees to indemnify LESSEE against any brokerage claims arising by virtue of this Lease, other than from the BROKER. Pursuant to its exclusive agency agreement with the BROKER, LESSOR shall only be responsible for the brokerage commission due the BROKER.

     25. SIGNS.  LESSEE may display signs on the Leased  Premises  including one
(1) free standing sign by road entrance and one free standing sign near the building entrance. LESSEE shall, however, first obtain the written consent of LESSOR, which consent shall not be unreasonably withheld and any approvals required under applicable by-laws or regulations, before erecting any sign on the Property, and shall obtain written approval as to size, content, appearance, and location of all authorized signs.

     26. DEFAULT. BANKRUPTCY AND ACCELERATION OF RENT. In the event that (a) LESSEE files a petition for adjudication as a bankrupt or shall be declared bankrupt or insolvent according to law, or if an involuntary petition under any of the provisions of the Bankruptcy Act is filed against LESSEE and is not dismissed within sixty (60) days thereafter, or if any assignment shall be made of LESSEE's property for the benefit of creditors; or (b) LESSEE shall default in the observance or performance of any of LESSEE's covenants, agreements, or obligations hereunder, other than substantial monetary payments as provided below, and such default shall not be corrected with thirty (30) days after written notice thereof, then LESSOR shall have the right thereafter, while such default continues, and without demand or further notice to re-enter and take complete possession of the Leased Premises, or declare the term of this Lease ended, and to remove LESSEE's effects, without being guilty of any manner of trespass, and without prejudice to any remedies which might be otherwise used for arrears of rent or other default or breach of covenant. In addition to the foregoing, if LESSEE shall default in the payment of Annual Fixed Rent, taxes, or additional rent, and such default shall continue for ten (10) days after written notice thereof and, because both parties agree that nonpayment of said sums when due is a considerable and significant breach of the Lease, and, because the payment of rent in monthly installments is for the sole benefit and convenience of LESSEE, then, if Landlord elects to terminate this Lease, the net present value of the entire balance of rent over and above the net present value of the Fair Market Rental Value of the Leased Premises for the balance of the term shall, at the option of LESSOR, become immediately due and payable, and, in addition, LESSOR shall have all other rights of LESSOR, as set forth in this Article, for a default by LESSEE.

     LESSOR, without being under any obligation to do so and without thereby waiving any default, may remedy same for the account and at the expense of LESSEE. If LESSOR pays or incurs any obligations for the payment of money in connection therewith, including but not limited to reasonable attorney's fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred and costs, shall be paid to LESSOR by LESSEE as additional rent. Any sums received by LESSOR shall be applied first to offset any outstanding invoice or other payment due to Lessor, with the balance applied to outstanding rent. Notwithstanding the foregoing, LESSEE agrees to pay reasonable attorney's fees incurred by LESSOR in enforcing any or all obligations of LESSEE under this Lease at any time. LESSOR agrees to use good faith efforts to relet the Premises in the event of a termination of the Lease pursuant to this Paragraph 26.

     Any and all rights and remedies which LESSOR may have under this Lease, at law and equity, shall be cumulative and shall not be deemed inconsistent with each other, and any two or more of all such rights and remedies may be exercised at the same time insofar as permitted by law.

     27. NO ACCORD AND SATISFACTION. No acceptance by LESSOR of a lesser sum than the Annual Fixed Rent and additional rent then due shall be deemed to be other than on account of the earliest installment of such rent due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and LESSOR may accept such check or payment without prejudice to LESSOR's right to recover the balance of such installment or pursue any other remedy provided in this Lease.

     28. NOTICES. Any notice from LESSOR to LESSEE relating to the Leased Premises or to the occupancy thereof shall be deemed duly served, if delivered to LESSEE by certified mail, return receipt requested, postage prepaid, addressed to LESSEE at the Leased Premises.

with a copy to:

     Hutchins, Wheeler & Dittmar
     101 Federal Street
     Boston, Massachusetts 02110
     Attn: Jennifer C. Platt

Any notice from LESSEE to LESSOR relating to the Leased Premises, the occupancy thereof or this Lease shall be deemed duly served if delivered to LESSOR by certified mail, return receipt requested postage prepaid addressed to LESSOR as follows:

                                        Perini Corporation
                                        73 Mount Wayte Avenue, P0 Box 9160
                                        Framingham, MA 01701-9160
                                        Attn: John Rizzo/John Bolis

or at such other address as LESSOR or LESSEE may from time to time in writing designate.

     29. OCCUPANCY. In the event that LESSEE takes possession of said premises prior to the Lease Commencement Date, LESSEE will perform and observe all of LESSEE's covenants from the date upon which LESSEE takes possession except the obligation for the payment of extra rent for any period of less than one month. LESSEE shall not remove LESSEE's goods or property from the Leased Premises other than in the ordinary and usual course of business, without having first paid and satisfied LESSOR for all rent which may become due during the entire term of this Lease. In the event that LESSEE continues to occupy or control all or any part of the Leased Premises after the agreed termination date of this Lease without the written permission of LESSOR, then all other terms of this Lease shall continue to apply except that rent shall be due in full monthly installments at a rate of one hundred fifty (150) percent of that which would otherwise be due under this Lease, it being understood between the parties that such extended occupancy as a tenant at sufferance is solely for the benefit and convenience of LESSEE and such has greater rental value and, in the event that LESSEE continues to occupy or control the Leased Premises for a period of more than one month after the Lease termination date, LESSEE shall be liable to LESSOR for any and all loss, damages or expenses incurred by LESSOR. LESSEE's control or occupancy of all or any part of the Leased Premises beyond midnight on the last day of any monthly rental period shall constitute LESSEE's occupancy for an entire additional month, and increased rent as provided in this Article shall be due and payable immediately in advance.

     30. FIRE PREVENTION. LESSEE agrees to use every reasonable precaution against fire and LESSOR agrees that the Leased Premises (upon delivery to
LESSEE) and the Building shall comply with the local Fire Marshall's requirements for approved, labeled fire extinguishers and emergency lighting equipment

     31. OUTSIDE AREA. Except for permitted parking, no goods, equipment or things of any type or description shall be held or stored outside the Leased Premises at any time without express written approval from LESSOR. Any goods, equipment or things left outside the Leased Premises without LESSOR'S prior written consent shall be deemed abandoned and may be removed after 24 hours notice by LESSOR. LESSEE agrees to pay upon written notice all reasonable charges, as additional rent associated with said removal.

     32. ENVIRONMENT. LESSEE will so conduct and operate the Leased Premises as not to interfere in any way with the use and enjoyment of other portions of the same or neighboring buildings by others by reason of odors, smells, noise, vibration, pets, accumulation of garbage or trash, vermin or other pests, or otherwise, and will at its expense employ a professional pest control service if necessary. LESSEE agrees to maintain efficient and effective devices for preventing damage to heating equipment from harmful solvents, degreasers, cutting oils, etc. which may be used within the Leased Premises. No hazardous wastes or chemical wastes of any sort shall be used, generated, stored, disposed of or allowed to remain within the Leased Premises or the Property at any time, except in compliance with applicable laws and regulations and LESSEE shall be solely responsible for any and all corrosion or other damage associated with the improper use, generation, storage, disposal and control of same by LESSEE.

     33. RESPONSIBILITY. LESSOR shall not be held liable to anyone for loss or damage caused in any way by the use, leakage, seepage or escape of water from any source, or for the cessation of any service rendered customarily to the Property, or agreed to by the terms of this Lease, due to any accident, to the making of repairs, alterations or improvements, to labor shortages or disputes, weather conditions, or mechanical breakdowns, to trouble or scarcity in obtaining fuel, electricity, service or supplies from the sources from which they are usually obtained for the Property, or to any cause beyond LESSOR's reasonable control.

     34. SURRENDER. LESSEE shall at the expiration or other termination of this Lease remove all of LESSEE'S goods and effects from the Leased Premises. LESSEE shall deliver to LESSOR the Leased Premises and all keys, access control cards (if used in the Building) locks, and other fixtures and equipment connected therewith, and all alterations, additions and improvements made to or upon the Leased Premises, including but not limited to any offices, partitions, floor coverings (including computer floors), window shades and blinds, plumbing an& plumbing fixtures, air conditioning equipment and duct work of any type, exhaust fans or heaters, water coolers, burglar alarms telephone wiring, telephone equipment (excluding telephone handsets and switching equipment), wooden or metal shelving which has been bolted, welded or otherwise attached to the Building, air or gas distribution piping, compressors, overhead cranes, hoists, trolleys or conveyors, counters or signs attached to wails or floors, and all electrical work, including but not limited to lighting fixtures of any type, wiring, conduit, EMT, distribution panels, bus ducts, raceways, outlets and disconnects, unless otherwise directed by LESSOR in writing. Anything to the contrary notwithstanding LESSOR shall not request that LESSEE remove any improvements from the Leased Premises which were installed as part of LESSOR's original improvements delivered with the Leased Premises at the commencement of this Lease. LESSEE shall deliver the Leased Premises broom clean and in the same condition as they were at commencement of the Lease Term, or as they were put in during the Lease Term, reasonable wear and tear and damage by fire or other casualty only excepted. In the event of LESSEE's failure to remove any of LESSEE's property from the Leased Premises, LESSOR is hereby authorized, without liability to LESSEE for loss or damage thereto, and at the sole risk of LESSEE, to remove and store any such property at LESSEE's expense, or to retain same under LESSOR's control, or to sell at public or private sale (with notice), any or all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum due hereunder, or to destroy such property which shall be conclusively deemed to have been abandoned. In no case shall the Leased Premises be deemed surrendered to LESSOR until the expiration date provided herein or such other date as may be specified in a written agreement between the parties and attached hereto.

     35. LEGAL. In case LESSOR shall be made party to any litigation commenced by or against LESSEE or by or against any parties in possession of the Leased Premises or any party thereof claiming under LESSEE, LESSEE shall pay, as additional rent, all costs, including without limitation reasonable counsel fees incurred by or imposed upon LESSOR in connection with such litigation, and shall also pay, as additional rent all such reasonable costs and fees incurred by LESSOR in connection with the enforcement by LESSOR of any obligations of LESSEE under this Lease. LESSEE shall defend, with counsel approved by LESSOR, save harmless and indemnify LESSOR from any liability or injury, loss, accident or damage to any person or property, and from any claims, actions, proceedings and reasonable expenses and costs in connection therewith (including without limitation reasonable counsel fees) (i) arising from the omission, fault, willful act, negligence or other misconduct of LESSEE on the Leased Premises not due to the omission, fault, willful act, negligence or other misconduct of LESSOR or (ii) resulting from the failure of LESSEE to perform and discharge its covenants and obligations under this Lease. Notwithstanding the foregoing and unless prohibited by applicable law, in the event of any litigation between LESSOR and LESSEE, the prevailing party by court order, decree or judgment shall be reimbursed by the other party for its reasonable legal fees and costs incurred in such litigation.

     36. GENERAL.

(a) The invalidity or unenforceability of any provision of this Lease shall not affect or render invalid or unenforceable any other provision hereof.

(b) The obligations of this Lease shall run with the land, and this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that LESSOR shall be liable only for obligations occurring before the beginning of the Lease Term, or thereafter while owner of the Leased Premises.

(c) If LESSOR is acting under any trust or corporation the obligations of LESSOR shall be binding upon the trust estate or corporation, but not upon any trustee, officer, corporate officer, shareholder, or beneficiary of the trust or corporation individually.

(d) This Lease is made and delivered in the state of Massachusetts, and shall be interpreted, construed, and enforced in accordance with the laws thereof.

(e) This Lease was the result of negotiations between parties of equal bargaining strength, and when executed by both parties shall constitute the entire agreement between said parties. No other oral or written representation shall have any effect hereon, and this agreement may not be altered, extended or amended except by written agreement attached hereto or as otherwise provided herein.

(f) Notwithstanding any other statements herein, LESSOR makes no warranty, express or implied, concerning the suitability of the Leased Premises for LESSEE's Permitted Use, but does represent that the Leased Premises conform to building laws and regulations applicable to the Leased Premises as of the execution of the Lease.

(g) LESSEE agrees that if LESSOR does not deliver possession of the Leased Premises as herein provided, LESSOR shall not be liable for any damages to LESSEE for such failure, but LESSOR agrees to use reasonable efforts to obtain possession for LESSEE on or before the Lease Commencement Date, as it may be extended pursuant to the provisions of this Lease.

(h) The submission of this Lease to LESSEE does not constitute a reservation of or option for the Leased Premises, or an offer to lease, it being expressly understood and agreed as between LESSEE and LESSOR that this Lease shall not bind either party in any manner whatsoever until it has been executed by both parties.

(i) LESSEE agrees that each owner of the Property from time to time shall not be liable to LESSEE for breach of any of the LESSOR's obligations herein contained committed by any prior or subsequent owner.

(j) LESSOR shall have the right to issue to lessees including LESSEE, and from time to time to revise, reasonable written Rules and Regulations pertaining to the Property, and LESSEE shall upon receipt of said Rules and Regulations, and any revision(s) thereof, abide by same.

     37. WAIVERS. ETC. No consent of waiver, express or implied, by LESSOR, to or of any breach of any covenant, condition or duty of LESSEE shall be construed as a consent or waiver to or of any other breach of the same or any other covenant, condition or duty. If LESSEE is several persons or a partnership LESSEE's obligations are joint and also several. Unless repugnant to the context, "LESSOR" and "LESSEE" mean the person or persons, natural or corporate, named above as "LESSOR and as LESSEE respectively, and their respective heirs, executors, administrators, successors and assigns."

     38. ADDITIONAL PROVISIONS.

(a) Lessors Improvements.

     (a) LESSOR, at an expense incorporated entirely into the Annual Fixed Rent and at no further cost to LESSEE, shall construct LESSEE's improvements within the Leased Premises, which shall consist solely of three demising walls and two security doors as shown in Exhibit A ("Lessor's Work"). Lessors Work, including, if necessary, the issuance of a certificate of occupancy permitting such use, shall be performed prior to the Lease Commencement Date.

     (b) Extension Options. Provided LESSEE is not in default hereunder, the LESSEE shall have the option, exercisable by written notice from LESSEE to LESSOR given not less than nine (9) months prior to the end of the Initial Term, to extend the term of this Lease for an additional three (3) years on all of the terms and conditions of this Lease except that the Annual Fixed Rent shall be the greater of fair market value or $15,423 per month.

     (c) Right of First Offer. In the event Landlord, in its sole and absolute discretion, determines to rent additional space on the second floor adjacent to the Leased Premises, it shall first offer such space to Tenant. Tenant shall have five (5) business days to notify Landlord whether it wishes to rent such space.


IN WITNESS WHEREOF, LESSOR AND LESSEE have hereunto set their hands and common seals and intend to be legally bound hereby this 6th day of May 1997.


LESSOR: PERINI CORPORATION


By:  /s/ JOHN H. SCHWARZ                     JOHN H. SCHWARZ
     -----------------------------           -----------------------------
     Signature                               Print or type name


     Exec. V.P.                         5/6/97
     -----------------------------      -------------
     Title                              Date

LESSOR: MAKER COMMUNICATIONS, INC.
        --------------------------


By:  /s/ WILLIAM N. GIUDICE                William N. Giudice
     -----------------------------         -----------------------------
     Signature                             Print or type name


     President                             May 2, 1997
     -----------------------------         -------------
     Title                                 Date

                               Perini Corporation

                       First Amendment to Commercial Lease

Reference is made to a Lease dated May 6, 1997 between Perini Corporation, a Massachusetts Corporation with a usual place of business at 73 Mount Wayte Avenue, P0 Box 9160, Framinghan, Massachusetts 01701-9160, hereinafter called LESSOR, and Maker Communications, Inc. 486 Totem Pond Road, Waltham, Massachusetts 02154, hereinafter called LESSEE;

Now therefore both the LESSOR and LESSEE agree to amend the terms of the LEASE as follows:

Description of the Leased Preemies: The premises located at 73 Mt. Wayte Avenue, Framingham, Massachusetts 01701, as shown on plan (Lease Exhibit B) attached hereto and made a part hereof (hereinafter the "Leased Premises"). The Leased premises contain approximately Eleven Thousand Six Hundred Sixty (11,660)
rentable  square  feet   (hereinafter  the  "Total  Floor  Area  of  the  Leased
Premises").

Annual Fixed Rent for the Lease Term: One Hundred Ninety Eight Thousand Two Hundred Twenty and 00/100 Dollars ($198,220.00) annually, Sixteen Thousand Five Hundred Eighteen and 33/100 ($16,518.33) monthly commencing January 1, 1998 for the remainder of the initial Lease Term, which includes Tenant's electricity charge for the Leased Premises.

As used in this Lease, Lease Year shall mean a period of 12 calendar months, with the first Lease Year to commence upon the Lease Commencement Date and end upon the anniversary thereof, and with successive Lease Years continuing for twelve (12) month intervals thereafter until the Lease Termination Date.

Unless modified herein, all other terms and conditions of the LEASE remain in full force and effect.


Executed as of the 15th day of December, 1997


LESSOR: PERINI CORPORATION


By:  /s/ CARL GAUTHIER                       CARL GAUTHIER
     -----------------------------           -----------------------------
     Signature                               Print or type name


     Vice President                          DEC 15th 1997
     -----------------------------           -----------------------------
     Title                                   Date

LESSEE: MAKER COMMUNICATIONS, INC.


By:  /s/ MITCHELL MACKOFF                    MITCHELL MACKOFF
     -----------------------------           -----------------------------
     Signature                               Print or type name


     Vice President + CFO                    12/15/97
     -----------------------------           -----------------------------
     Title                                   Date

                               Perini Corporation

                       Third Amendment to Commercial Lease


Reference is made to a Lease dated May 6, 1997, the First Lease Amendment dated December 18, 1997 and the Second Lease Amendment dated June 29, 1998, between Perini Corporation, a Massachusetts Corporation with a usual place of business at 73 Mount Wayte Avenue, P0 Box 9160, Framingham, Massachusetts 01701-9160, hereinafter called LESSOR, and Maker Communications, Inc. 486 Totem Pond Road, Waltham, Massachusetts 02154, hereinafter called LESSEE;


Now therefore both the LESSOR and LESSEE agree to amend the terms of the LEASE as follows:

Description of the Leased Premises: The premises located at 73 Mt. Wayte Avenue, Framingham, Massachusetts 01701, as shown on plan (Lease Exhibit D) attached hereto and made a part hereof (hereinafter the "Leased Premises"). The Leased premises contain approximately Eighteen Thousand Four Hundred Ninety-Eight (18,498) rentable square feet (hereinafter the "Total Floor Area of the Leased Premises").

Annual Fixed Rent for the Lease Term: Three Hundred Fourteen Thousand Four Hundred Sixty-Six and 00/100 Dollars ($314,466.00) annually, Twenty-Six Thousand Two Hundred Five and 50/100 Dollars ($26,205.50) monthly commencing January 1, 1999 for the remainder of the initial Lease Term, which includes Tenant's electricity charge for the Leased Premises.

As used in this Lease, Lease Year shall mean a period of 12 calendar months, with the first Lease Year to commence upon the Lease Commencement Date and end upon the anniversary thereof, and with successive Lease Years continuing for twelve (12) month intervals thereafter until the Lease Termination Date.


38. Additional Provisions.

(C) Deleted

(d) Right of First Refusal LESSOR shall provide LESSEE with the First Right of Refusal as long as LESSEE is not in default of the Lease, LESSOR shall grant to LESSEE a First Right of Refusal on 6,612 square feet of space on the first floor as marked on Exhibit E, option space. The rental rate for the option space shall be $17.00 per square foot. This First Right of Refusal must be accepted by LESSEE within 15 days of notification from LESSOR, that the space is available. If the LESSEE decides not to take the additional space this Right of First Refusal will terminate upon the expiration of the 15 day acceptance period.

Unless modified herein, all other terms and conditions of the LEASE remain in full force and effect.


Executed as of the 8th day of December, 1998


LESSOR: PERINI CORPORATION


By:  /s/ DOUGLAS V. MURE                     Douglas V. Mure
     -----------------------------           -----------------------------
     Signature                               Print or type name


                                             December 15, 1998
     -----------------------------           -----------------------------
     Title V.P. Perini Corp                  Date



LESSEE: MAKER COMMUNICATIONS, INC.


By:  /s/ MICHAEL RUBINO                      Michael Rubino
     -----------------------------           -----------------------------
     Signature                               Print or type name


     Vice President & CFO                    December 8, 1998
     -----------------------------           -----------------------------
     Title                                   Date

                                   EXHIBIT "D"
                              THIRD LEASE AMENDMENT
                       PERINI CORP. & MAKER COMMUNICATIONS


                                [GRAPHIC OMITTED]

                           18,498 Sq. Ft. SECOND FLOOR


|_|  GROUP EXECUTIVE

|_|  SAFETY

|_|  CORPORATE DEVELOPMENT

|_|  LEGAL

|_|  CORPORATE CONTROLLER

|_|  INTERNAL AUDIT

|_|  GENERAL EXECUTIVE

|_|  CORPORATE FINANCE

|_|  TAX

|_|  TREASURY

|_|  HUMAN RESOURCES

|_|  ACCOUNTING DEPARTMENT

|_|  PAYROLL

                                   EXHIBIT "E"
                              THIRD LEASE AMENDMENT
                       PERINI CORP. & MAKER COMMUNICATIONS


                                [GRAPHIC OMITTED]

                            6,612 Sq. Ft. FIRST FLOOR


|_|  GROUP EXECUTIVE

|_|  SAFETY

|_|  CORPORATE DEVELOPMENT

|_|  LEGAL

|_|  CORPORATE CONTROLLER

|_|  INTERNAL AUDIT

                               Perini Corporation

                      Second Amendment to Commercial Lease


Reference is made to a Lease dated May 6, 1997 and First Lease Amendment dated December 18, 1997, between Perini Corporation, a Massachusetts Corporation with a usual place of business at 73 Mount Wayte Avenue, P0 Box 9160, Framingham, Massachusetts 01701-9160, hereinafter called LESSOR, and Maker Communications, Inc. 486 Totem Pond Road, Waltham, Massachusetts 02154, hereinafter called LESSEE;


Now therefore both the LESSOR and LESSEE agree to amend the terms of the LEASE as follows:

Description of the Leased Preemies: The premises located at 73 Mt. Wayte Avenue, Framingham, Massachusetts 01701, as shown on plan (Lease Exhibit C) attached hereto and made a part hereof (hereinafter the "Leased Premises"). The Leased premises contain approximately Twelve Thousand Six Hundred Seventeen (12,617) rentable square feet (hereinafter the "Total Floor Area of the Leased Premises").

Annual Fixed Rent for the Lease Term: Two Hundred Fourteen Thousand Four Hundred Eighty Eight and 00/100 Dollars ($214,488.00) annually, Seventeen Thousand Eight Hundred Seventy-Four and 00/100 ($17,874.00) monthly commencing July 1, 1998 for the remainder of the initial Lease Term, which includes Tenant's electricity charge for the Leased Premises.

As used in this Lease, Lease Year shall mean a period of 12 calendar months, with the first Lease Year to commence upon the Lease Commencement Date and end upon the anniversary thereof, and with successive Lease Years continuing for twelve (12) month intervals thereafter until the Lease Termination Date.

Unless modified herein, all other terms and conditions of the LEASE remain in full force and effect.


Executed as of the 29th. day of June, 1998


LESSOR: PERINI CORPORATION


By:  /s/ CARL P. GAUTHIER                    Carl P. Gauthier
     -----------------------------           -----------------------------
     Signature                               Print or type name


                                             June 29, 1998
     -----------------------------           -----------------------------
     Title V.P. Perini Land &                Date
           Development Co.

LESSEE: MAKER COMMUNICATIONS, INC.


By:  /s/ MICHAEL RUBINO                      Michael Rubino
     -----------------------------           -----------------------------
     Signature                               Print or type name


     Vice President & CFO                    June 29, 1998
     -----------------------------           -----------------------------
     Title                                   Date

                                  [FLOOR PLAN]

                                [GRAPHIC OMITTED]


|_|  GROUP EXECUTIVE

|_|  SAFETY

|_|  CORPORATE DEVELOPMENT

                               Perini Corporation

                       First Amendment to Commercial Lease


Reference is made to a Lease dated May 6, 1997 between Perini Corporation, a Massachusetts Corporation with a usual place of business at 73 Mount Wayte Avenue, P0 Box 9160, Framingham, Massachusetts 01701-9160, hereinafter called LESSOR, and Maker Communications, Inc. 486 Totem Pond Road, Waltham, Massachusetts 02154, hereinafter called LESSEE;


Now therefore both the LESSOR and LESSEE agree to amend the terms of the LEASE as follows:

Description of the Leased Preemies: The premises located at 73 Mt. Wayte Avenue, Framingham, Massachusetts 01701, as shown on plan (Lease Exhibit B) attached hereto and made part hereof (hereinafter the "Leased Premises"). The Leased premises contain approximately Eleven Thousand Seven Hundred Ninety Nine (11,799) rentable square feet (hereinafter the "Total Floor Area of the Leased Premises").

Annual Fixed Rent for the Lease Term: Two Hundred Thousand Five Hundred Eighty Three and 00/100 Dollars ($200,583.00) annually, Sixteen Thousand Seven Hundred Fifteen and 25/100 ($16,715.25) monthly commencing January 1, 1998 for the remainder of the initial Lease Term, which includes Tenant's electricity charge for the Leased Premises.

As used in this Lease, Lease Year shall mean a period of 12 calendar months, with the first Lease Year to commence upon the Lease Commencement Date and end upon the anniversary thereof and with successive Lease Years continuing for twelve (12) month intervals thereafter until the Lease Termination Date.

Unless modified herein, all other terms and conditions of the LEASE remain in full force and effect.


Executed as of the 18th. day of December, 1997



LESSOR: PERINI CORPORATION


By:  /s/ CARL P. GAUTHIER                    Carl P. Gauthier
     -----------------------------           -----------------------------
     Signature                               Print or type name


                                             December 18, 1998
     -----------------------------           -----------------------------
     Title V.P. Perini Land &                Date
           Development Co.

LESSEE: MAKER COMMUNICATIONS, INC.


By:  /s/ MITCHELL MACKOFF                    Mitchell Mackoff
     -----------------------------           -----------------------------
     Signature                               Print or type name


     Vice President & CFO                    December 18, 1997
     -----------------------------           -----------------------------
     Title                                   Date